Exhibit 10.2
* Certain confidential information contained in this document, marked by asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
AMENDMENT TO
WALMART MONEYCARD PROGRAM AGREEMENT
This Amendment (this “Amendment”) to that certain Walmart MoneyCard Program Agreement, dated as of May 27, 2010 (the “Agreement”), is made as of this 14 day of March, 2013 (“Amendment Effective Date”), by and among (1) Wal-Mart Stores, Inc., Wal-Mart Stores Texas L.P., Wal-Mart Louisiana, LLC, Wal-Mart Stores Arkansas, LLC, and Wal-Mart Stores East, L.P., (each of the foregoing, individually and collectively, “Retailer”), (2) GE Capital Retail Bank (f/k/a/ GE Money Bank) (“Bank”), and (3) Green Dot Corporation (“Green Dot).
WHEREAS, effective August 31, 2012, Retailer, Bank and Green Dot amended the Agreement and Schedules 4.13 and 4.4(d) thereof to provide for the point of sale reload in Retailer's Participating Stores of certain additional prepaid cards via Green Dot's third party reload network and to provide for Retailer's compensation with respect to such transactions;
WHEREAS, Retailer, Bank and Green Dot now wish to further amend the Agreement in order to provide for the point of sale reload of an additional Green Dot alternative checking account product (branded as “GoBank”) via Green Dot's reload network in Retailer's Participating Stores at no fee to the consumer, and provide for Retailer's compensation with respect to such transactions, all in the manner set forth herein.
NOW, THEREFORE, in consideration of the following terms and conditions, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Retailer, Bank and Green Dot hereby agree to amend the Agreement as follows:
1.    Defined Terms. Capitalized Terms used and not otherwise defined herein shall have the meanings set forth in the Agreement.
2.    Point-of-Sale Loads to GoBank Cards.
(a)    The list of “GD Network Cards Loaded Through POS Loads in Participating Stores” in Schedule 4.13 of the Agreement is hereby amended to include the following item:

“7.	GoBank”
(b)    Notwithstanding anything in the Agreement to the contrary, Retailer agrees that it will not charge consumers a fee for a POS Load of the GoBank product described above. Green Dot will pay Retailer a commission of $[*] for each such POS Load as Retailer's sole compensation with respect thereto. Such commissions shall be payable in accordance with the payment terms otherwise specified in the Agreement.
4.    Amendment Term. This Amendment commences on the Amendment Effective Date and shall continue in full force and effect for the remaining Term of the Agreement, unless otherwise terminated in accordance with the provisions of the Agreement or superseded by a further amendment or agreement.

*Confidential Treatment Requested

5.    Continuation; Inconsistency; Counterparts. Except as expressly amended or supplemented hereby, the terms and conditions of the Agreement shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall control. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together constitute one and the same agreement. The Parties may execute and deliver this Amendment electronically, including by facsimile.
IN WITNESS WHEREOF, Bank, Green Dot and Retailer have caused this Amendment to be executed by their respective officers or agents thereunto duly authorized as of the Amendment Effective Date.

	WAL-MART STORES, INC		WAL-MART STORES ARKANSAS, LLC

By:	/s/ Daniel Eckert	By:	/s/ Daniel Eckert
Name:	Daniel Eckert	Name:	Daniel Eckert
Title:	SVP - Walmart Services	Title:	SVP - Walmart Services

	WAL-MART STORES, INC		WAL-MART STORES ARKANSAS, LLC

By:	/s/ Daniel Eckert	By:	/s/ Daniel Eckert
Name:	Daniel Eckert	Name:	Daniel Eckert
Title:	SVP - Walmart Services	Title:	SVP - Walmart Services

WAL-MART LOUISIANA, LLC

By:	/s/ Daniel Eckert
Name:	Daniel Eckert
Title:	SVP - Walmart Services

	GE CAPITAL RETAIL BANK		GREEN DOT CORPORATION

By:	/s/ Margaret M. Keane	By:	/s/ Steve Sreit
Name:	Margaret M. Keane	Name:	Steve Streit
Title:	CEO, GECRB	Title:	CEO

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*Confidential Treatment Requested